UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

               On June 15, Touchstone Applied Science Associates, Inc. (the "Company") signed a stock purchase agreement to acquire all the outstanding stock of Achievement Data, Inc. ("ADI"). The closing, subject to the satisfaction of certain conditions, is anticipated to close on or about July 1, 2005.

               Attached as Exhibit 99.1 is a copy of the press release relating to the acquisition of ADI.

ITEM 9.01(c).  EXHIBITS.

               Exhibit 10.1 Stock Purchase Agreement, dated as of June 15, 2005, by and among Martin Borg, Kevin Byrne, Karen Gerard, Brad Begley, Russell Leverenz, and Debbie Leverenz, and Touchstone Applied Science Associates, Inc.

               Exhibit 99.1   Press Release dated June 20, 2005.

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TOUCHSTONE APPLIED SCIENCE
                                            ASSOCIATES, INC.

Date:  June 20, 2005


                                            By: /s/ ANDREW L. SIMON
                                                --------------------------
                                                Andrew L. Simon
                                                President and Chief
                                                Executive Officer and
                                                Chief Financial Officer

                              INDEX TO EXHIBITS
EXHIBIT
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  2.1     Stock Purchase Agreement, dated as of June 15, 2005,
          by and among Martin Borg, Kevin Byrne, Karen Gerard, Brad Begley, Russell Leverenz, and Debbie Leverenz, and Touchstone Applied Science Associates, Inc.